INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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    Rule 14c-5(d)(2))

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                            EXPLORATIONS GROUP, INC.
                  (Name of Registrant As Specified In Charter)
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

                            EXPLORATIONS GROUP, INC.
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                              INFORMATION STATEMENT


                               NOVEMBER ___, 2004


                               GENERAL INFORMATION


         This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $0.01 per share (the "Common Stock"), of Explorations Group, Inc., a Delaware Corporation (the "Company"), to advise you of an action which has already been approved by a majority in interest of the stockholders of the Company (the "Action"), namely, an amendment to the Company's Certificate of Incorporation (the "Amendment") which increases the number of shares of Common Stock that the Company is authorized to issue from 10,000,000 shares to 100,000,000 shares. The Amendment will not increase the number of shares of preferred stock authorized.

         The Company's Board of Directors, on October 27, 2004, approved the Amendment and recommended that the Amendment be approved by written consent of a majority in interest of our stockholders.

          In order to accelerate the filing of the Amendment and to reduce the costs of obtaining stockholder approval, our Board of Directors elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of our Common Stock (the "Consent"). The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 228 of the Delaware General Corporation Law (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 228 of the Delaware Law, the Amendment is required to be approved by a majority in interest of our stockholders. In accordance with Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended, the corporate action can be taken no sooner than 20 calendar days after this Information Statement is first mailed to the stockholders of the Company. If the proposed actions were not adopted by written consent, it would have to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving the Amendment upon the expiration of the 20-day period set forth above.

         On or about October 28, 2004, Stockholders, who own in the aggregate 6,750,000 shares of our Common Stock representing approximately 52% of our outstanding shares (the "Majority Stockholders"), gave their written consent to the adoption of the Action. The proposed Amendment will become effective when filed with the Secretary of State of the State of Delaware.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                     YOU ARE REQUESTED NOT TO SEND A PROXY.

                               ACTION TO BE TAKEN

                    THE INCREASE IN AUTHORIZED COMMON SHARES

         The Amendment to the Company's Certificate of Incorporation will increase the number of authorized shares of Common Stock from 10,000,000 to 100,000,000 shares. The form of Amendment to the Certificate of Incorporation that will be filed with the Delaware Secretary of State is attached hereto as Exhibit A.

                                   RECORD DATE

         The close of business November ___, 2004, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

                        EXPENSES OF INFORMATION STATEMENT

         The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

                             ADDITIONAL INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The following documents as filed with the Commission by the Company are incorporated herein by reference:

         (1) Quarterly Reports on Form 10-QSB for the quarters end March 31, 2004 and June 30, 2004; and

         (2) Annual Report on Form 10-KSB for the year ended December 31, 2004;

         (3) Current Reports on Form 8-K and 8-K/A dated May 27, 2004, August, 16, 2004, August, 26, 2004, August, 27, 2004, September 1, 2004 and September 14, 2004.

                          OUTSTANDING VOTING SECURITIES

         As of the date of the Consent by the Majority Stockholders, October 28, 2004, the Company had 6,426,567 shares of Common Stock issued and outstanding, and 67,500 shares of Class B Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote and each share of Class B Preferred Stock is entitled to 100 votes on matters submitted for Stockholder approval. As of the date of the Consent, the Company also had 23,536 shares of non-voting Class A Preferred Stock issued and outstanding.

         On October 28, 2004, the holders of 6,750,000 shares (or approximately 52% of the 13,162,647 shares of Common Stock then-outstanding, including the Class B Preferred Stock voting as Common Stock on an as-converted basis) executed and delivered to the Company the written Consent approving the Amendment. Since the Amendment has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

         The Delaware Law provides in substance that unless the Company's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information concerning the ownership of Common Stock with respect to stockholders who were known to the us to be beneficial owners of more than 5% of the Common Stock as of the date hereof, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.


Name and Address of Beneficial Owner (1)           Number of Shares         Nature of      Percent of
----------------------------------------           ----------------         ----------     ----------
                                                                            Ownership      Class(2)
Common Stock
Eric Brown(3)                                                  975,000      Beneficial            14.3%
Ian Brown                                                            0                               0%
Jeffrey Klein                                                    9,000        Record                <1%
Adam Wasserman                                                  34,000        Record                <1%

All Directors and Officers as a Group                        1,018,000                            15.26%

Other Beneficial 5% Owners
Discount Management, LLC (4)(5)                              1,575,000        Record             21.8%
Signature Management, LLC (4)(6)                               975,000        Record             14.3%
Michelle Tucker and affiliates (7)                           3,592,090     Record/Ben.           36.5%

Class B Preferred Stock (4)

Discount Management, LLC (3)                                    33,750        Record                50%
Signature Management, LLC (8)                                   33,750        Record                50%

All Directors and Officers as a Group                           67,500                             100%

(1) The address is c/o of the Company, 1369 Madison Avenue, Suite 432, New York, NY 10128.

(2) Based on 6,426,567 shares of common stock outstanding as of September 13, 2004 excluding shares of Class B Preferred each convertible into 100 shares of common stock. Except as otherwise set forth in the footnotes to this table, all shares are beneficially owned and sole investment and voting power is held by the persons named above, to the best of the Company's knowledge. Shares of Common Stock subject to warrant that are currently exercisable or exercisable within 60 days of September 13, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Signature Management, LLC is a limited liability company controlled jointly by Eric Brown and a trust of which Eric Brown is the trustee. Eric Brown is an officer and director of the Company. This should not be construed as an admission that such person is, for the purposes of 13(d) of the Exchange Act, a beneficial of any securities shown.

(4) Each Class B Preferred share is convertible into 100 shares of Common Stock upon certain restrictions and subject to all or partial cancellation on April 15, 2005. The conditions precedent to convert any of the shares of Class B Preferred have not been met as of the date hereof and there can be no assurance that such conditions precedent will be met as of 60 days from the date hereof. Prior to April 15, 2005, the shares of Class B Preferred stock can be voted as if converted into shares of Common Stock, notwithstanding certain restrictions on such shares.

(5) Includes 400,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.30 per share and 400,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.40 per share.

(6) Includes 200,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.30 per share and 200,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.40 per share.

(7) Includes 507,315 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.30 per share and 507,315 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.40 per share and includes 714,063 shares of Common Stock issuable upon the conversion of an outstanding convertible bond.

(8) Discount Management, LLC is beneficially owned by two trusts of which the beneficiaries are the immediate families of Eric Brown and Ian Brown. This should not be construed as an admission that such person is, for the purposes of 13(d) of the Exchange Act, a beneficial of any securities shown.

                             NO RIGHTS OF APPRAISAL

         The Stockholders have no right under the Delaware Law, the Company's Certificate of Incorporation or By-Laws to dissent from any of the provisions adopted in the Amendment.


             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

         The Company's Certificate of Incorporation, authorizes the issuance of 10,000,000 shares of Common Stock, $0.01 par value, and 1,500,000 shares of Preferred Stock $0.01 par value. On October 27, 2004, the Board of Directors approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 100,000,000. On October 28, 2004, the holders of over a majority of the outstanding shares of Common Stock approved the amendment by written consent.

         The general purpose and effect of the amendment to the Company's Certificate of Incorporation is to authorize 100,000,000 shares of Common Stock. The Amendment will not increase the number of shares of preferred stock authorized.

         The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, grants of stock options, conversion of Preferred Stock and the exercise of outstanding warrants. If the Board of Directors deems it to be in the best interests of the Company and the stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations.

         The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.


                           EFFECTIVE DATE OF AMENDMENT

         Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Amendment to the Certificate of Incorporation with the Delaware Secretary of State or the effective date of such filing, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on November ___, 2004.

                               By Order of the Board of Directors

                               /s/ Eric Brown
                               ----------------------------------------
                               Eric Brown
                               CEO and Director



                                    EXHIBITS



EXHIBITS

A        Amendment to the Certificate of Incorporation of Explorations Group,
         Inc.

                                    EXHIBIT A

                           CERTIFICATE OF AMENDMENT TO
                         CERTIFICATE OF INCORPORATION OF
                            EXPLORATIONS GROUP, INC.

         It is hereby certified by an officer of the corporation that:

         1 The name of the corporation (hereby called the "Corporation") is EXPLORATIONS GROUP, INC.

         2 The certificate of incorporation of the Corporation is hereby amended by replacing Article 4.1 with the following:

         "4.1 Authorized Capital Stock

                  (a) The Corporation's equity shall be divided into shares of capital stock, designated as either common or preferred, issuable in classes and series, in accordance with the applicable provisions of the Delaware General Corporation Law, and as determined by the Corporation's Board of Directors and Stockholders, in the manner set forth in this Certificate of Incorporation.

                  (b) This Corporation is authorized to issue 101,500,000 shares of capital stock, one cent par value; allocated as follows:

                           (1) 100,000,000 shares of the capital stock shall be designated as common stock; and

                           (2) 1,500,000 shares of the capital stock shall be designated as preferred stock, with all preferences and characteristics to be determined by the Corporation's Board of Directors on a case by case basis, prior to issuance but subject to compliance with the requirements of Sections 103, 151 and 102(4) of the Delaware General Corporation Law."

         3. This amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Chief Executive Officer this __ th day of November, 2004.

                                            Explorations Group, Inc.

                                            By:
                                               --------------------------------
                                               Name: Eric Brown
                                               Title: CEO